STATEMENTS OF OPERATIONS (USD $)	12 Months Ended
	Aug. 31, 2012	Aug. 31, 2011
OPERATING EXPENSES
Exploration costs	$ 7,633,368	$ 1,291,570
General & administrative expenses	6,754,706	5,754,983
Total operating expenses	14,388,074	7,046,553
LOSS FROM OPERATIONS	(14,388,074)	(7,046,553)
OTHER INCOME (EXPENSE)
Loss on sale of property and equipment	(14,498)
Interest and other income	28,306	27,705
Interest expense	(334)	(1,266)
Total other income (expense)	13,474	26,439
NET LOSS	$ (14,374,600)	$ (7,020,114)
Net loss per share:
Basic and diluted net loss per share	$ (0.40)	$ (0.25)
Weighted average shares outstanding:
Basic and diluted	35,964,877	27,869,787